                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                                                                   Exhibit 23.03

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Amendment No. 2 to Form S-1 Registration Statement.

                                                         /S/ Arthur Andersen LLP

Baltimore, Maryland,
  September 28, 1999